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                                                                   EXHIBIT 10.52


                                SAKS INCORPORATED
                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN
                         (AS AMENDED EFFECTIVE 1/30/98)


1. Purpose. The purpose of the Saks Incorporated Amended and Restated Employee Stock Purchase Plan is to provide a method whereby employees of Saks Incorporated and its subsidiaries have an opportunity to purchase shares of Common Stock of the Corporation. The Plan is intended to qualify as an Employee Stock Purchase Plan under Section 423 of the Internal Revenue Code of 1986, as amended, and all provisions of the Plan shall be construed in a manner to effect that intent.

2. Definitions. As used in this Plan, the following words shall have the following meanings:

         (a) "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include that section and any comparable section of any future legislation that amends, supplements, or supersedes that section.

         (b)      "Common Stock" shall mean the common stock of the Corporation.

         (c) "Compensation Committee" shall mean the Compensation Committee of the Board of Directors, to which the administrative duties and responsibilities under the Plan are delegated.

         (d) "Corporation" shall mean Saks Incorporated, a Tennessee corporation.

         (e) "Employee" shall mean any individual who is employed by the Corporation or a subsidiary on a full-time or part-time basis and who is regularly scheduled to work more than 20 hours per week.

         (f) "Offering" shall mean any opportunity to purchase Common Stock granted to Participants, the terms and conditions of which have been established by the Compensation Committee pursuant to the Plan.

         (g) "Offering Commencement Date" shall mean the date on which any Offering commences.

         (h) "Offering Termination Date" shall mean the date on which any Offering ends.

         (i) "Option" shall mean any opportunity to purchase Common Stock granted to a Participant pursuant to an Offering.

         (j) "Participant" shall mean each Employee who becomes a participant as provided in Section 5.
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         (k)      "Plan" shall mean the Saks Incorporated Amended and Restated
                  employee stock Employee Stock Purchase Plan.

         (l) "Subsidiary" shall mean McRae's, Inc., McRae's of Alabama, Inc., and any present or future corporation which: (i) would be a "subsidiary corporation" of the Company as that term is defined in Section 424 of the Code, and (ii) is designated as a participant in the Plan by the Board of Directors.

3.       Administrative.

         (a) Appointment. The Plan shall be administered by the Compensation Committee. The Compensation Committee may, from time to time, delegate nondiscretionary administrative responsibilities under the Plan to Employees who shall continue to be eligible to participate in accordance with
                  Section 4(a).

         (b) Powers. The Compensation Committee shall determine: (i) the time or times when Options shall be granted; (ii) the number of shares subject to the Offering; and (iii) the limitations, restrictions, and conditions applicable to any Options.

         (c) Interpretations. Subject to the express provisions of the Plan, the Compensation Committee may interpret the Plan, prescribe, amend, and rescind rules and regulations relating to it, determine the terms and conditions of the Options, and make all other determinations it deems necessary or advisable for the administration of the Plan.

         (d) Determinations. The determinations of the Compensation Committee on all matters regarding the Plan shall be conclusive. No member of the Compensation Committee shall be liable for any action taken or determination made in good faith.

4.       Eligibility.

         (a) Initial Eligibility. Each Employee as defined in Section 2(e) who shall have completed twelve (12) months of employment and is employed by the Corporation or a Subsidiary on the date his or her participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan that commence on or after such twelve (12) month period has concluded.

         (b) Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option under the Plan:

                  (i) if, immediately after the grant, such Employee would own stock, and/or hold outstanding Options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation (for
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                           purposes of this paragraph, the rules of Section 423
                           of the Code shall apply in determining stock ownership of any Employee); or

                  (ii) which permits the Employee's right to purchase stock under all employee stock purchase plans, within the meaning of Section 423 of the Code, to accrue at a rate that exceeds $25,000 in fair market value of the stock (determined at the time such Options are granted) for each year in which such Options are outstanding.

5.       Commencement of Participation.

         (a) Participation. An eligible Employee may become a Participant by completing an authorization for payroll deductions on the form provided by the Corporation and delivering it to an authorized representative of the Corporation. Payroll deductions for a Participant shall commence on the applicable Offering Commencement Date and shall end on the applicable Offering Termination Date unless sooner terminated by the Participant. All such Participant contributions shall be credited to the Participant's account.

         (b) Participant Elections. Each Participant is required to sign a written participation form (hereinafter referred to as the "Participation Agreement") for each Offering. The terms of the Participation Agreement shall provide that the Participant elects to have payroll deductions credited to the Participant's account, subject to the limitations hereinafter described, that will in no event exceed Two Thousand Four Hundred and 00/100 Dollars ($2,400.00) during the initial Offering. The Compensation Committee retains the right to adjust this amount for subsequent offerings. Elections to participate hereunder shall be made no later than ten (10) days prior to an Offering Commencement Date. Contributions may be increased or decreased for subsequent Offerings.

6.       Stock Options.

         (a) Number of Option Shares. On the initial Offering Commencement Date, each Participant shall be granted an Option to Purchase the number of shares of Common Stock equal to the number determined by dividing Two Thousand Four Hundred and 00/100 Dollars ($2,400.00) by 85% of the fair market value of the Common Stock. The Compensation Committee retains the discretion to adjust this amount for subsequent offerings.

         (b) Option Price. The price to purchase Common Stock subject to the Option shall be an amount not less than the lower of:


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                  (i)      85% of the closing bid price per share of the Common
                           Stock as listed on the New York Stock Exchange on the last business day preceding grant of such Option; or

                  (ii) 85% of the closing bid price per share of the Common Stock as listed on the New York Stock Exchange on the first business day preceding exercise thereof.

         (c) Maximum Shares Issuable Under the Plan. The maximum number of shares of Common Stock issuable under Plan pursuant to Options to buy shares of Common Stock is 700,000, subject to adjustments pursuant to Section 9. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held in the treasury of the Corporation. In the event that any Option under the Plan expires unexercised or is terminated without being exercised, in whole or in part, for any reason, the number of shares theretofore subject to such Option or the unexercised or terminated portion thereof, shall be added to the remaining number of shares of Common Stock available for grant as an Option under the Plan upon such terms and conditions as the Compensation Committee shall determine, which terms may be more or less favorable than those applicable to such former Option.

7.       Exercise of Option.

         (a) Automatic Exercise. Unless a Participant gives written notice of withdrawal to the Corporation, the Participant's Option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions credited to his or her account at that time will purchase at the applicable Option price (but not in excess of the number of shares for which Options have been granted to the Employee), and any excess in his account at that time will be returned to him. An Option may be exercised only by a Participant during his or her lifetime or by a designated beneficiary within ninety (90) days of the date of death.

         (b)      Withdrawal From Account. A Participant who is not subject to
                  Section 16 of the Securities Exchange Act may withdraw from the Plan, in whole but not in part, at any time prior to the Offering Termination Date applicable to any Offering by delivering written notice to the Corporation's authorized representative indicating such Participant's intent to withdraw. A Participant subject to Section 16 of the Securities Exchange Act may not voluntarily withdraw during an Offering. Upon withdrawal by a Participant, the Corporation will promptly refund the entire balance of a Participant's deductions accumulated during the year. A Participant who withdraws from the Plan may reenter for a subsequent Offering by filing a new authorization at least ten (10) days prior to an Offering Commencement Date.


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         (c)      Fractional Shares. Fractional shares will be issued under the
                  Plan to the extent it is practicable.

         (d) Delivery of Stock. As soon as practicable after the Offering Termination Date of each Offering, the Corporation will purchase the shares issued upon exercise of the Option and place those shares in an account in the name of the Participant.

8. Transferability. No Option may be transferred, assigned, pledged or hypothecated (other than to the laws of descent and distribution), and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect.

9. Adjustment Provisions. The aggregate number of shares of Common Stock with respect to which Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Option, and the Option price per share of each such Option, may all be appropriately adjusted as the Compensation Committee may determination for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split, stock distribution, combination of shares, or the payment of a share dividend or other increase in the number of such shares outstanding effected without receipt of consideration by the Corporation. Adjustments under this Section 9 shall be made in the sole discretion of the Compensation Committee, and its decision shall be binding and conclusive.

10. Dissolution, Merger and Consolidation. Upon the dissolution or liquidation of the Corporation, or upon a merger or consolidation of the Corporation in which the Corporation is not the surviving corporation, each Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Compensation Committee shall give at least thirty (30) days prior written notice of such event to each Participant during which time he or she shall have a right to exercise his or her wholly or partially unexercised Option and, subject to prior expiration pursuant to Section 12(a) or (b), each Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.

11. Effective Date and Conditions Subsequent to Effective Date. The Plan shall become effective on the date of the approval of the Plan by the majority of the shareholders of the Corporation, and the Plan shall be null and void and of no effect if such condition is not fulfilled, and in such event each Option granted hereunder shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.

12. Termination of Employment. Notwithstanding anything contained herein to the contrary, each Option shall expire on the earlier of:


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                  (a)      the expiration of ninety (90) days commencing with
                           the death of the Participant;

                  (b) the expiration of ninety (90) days commencing with the date that the employment of the Participant with the Corporation terminates for any reason; or

                  (c)      the Offering Termination Date.

         Upon expiration of any Option prior to the applicable Offering Termination Date, any payroll deductions credited to the Participant under the Plan shall be promptly returned to the Participant or his designated beneficiary in the event of his death, without interest.

13.      Miscellaneous.

         (a) Legal and Other Requirements. The obligations of the Corporation to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, if deemed necessary or appropriate by the Corporation. Certificates for shares of Common Stock issued hereunder may contain a legend as the Compensation Committee deems appropriate.

         (b) No Obligation to Exercise Options. The granting of an Option shall impose no obligation upon a Participant to exercise such Option.

         (c) Termination and Amendment of Plan. The Compensation Committee, without further action on the part of the shareholders of the Corporation, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan, except that, unless approved by the shareholders in accordance with Section 11 hereof, it may not:
                  (i) change the total number of shares of Common Stock authorized to be issued under the Plan; or (ii) change the class of employees eligible to be granted Options under the Plan. No action taken by the Compensation Committee under this Section may materially and adversely affect any outstanding Option without the consent of the holder thereof.

         (d) Application of Funds. The proceeds received by the Corporation from the sale of Common Stock Pursuant to Options will be used for general corporate purposes.

         (e) Right to Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Employee or Participant the right to continue in the employment of the Corporation or affect any right which the Corporation may have to terminate the employment of such Employee or Participant.


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         (f)      Rights as a Shareholder. No Participant shall have any rights or privileges as a shareholder in Common Stock covered by an Option until such Option has been exercised.

         (g) Leaves of Absence and Disability. A Participant shall continue to be treated as an Employee for all purposes of the Plan during the first ninety (90) days of any leave of absence, whether such leave is with or without pay. Upon expiration of such ninety (90) day period, unless a Participant has resumed employment, his employment for purposes of the Plan shall be deemed to terminate on such date. During the first ninety (90) days of a leave of absence the Participant shall continue to have all rights otherwise provided pursuant to the Plan and the additional right to supplement the payroll deductions (if any) made during such period with out-of-pocket payments to the extent necessary to continue his Plan election in effect for the applicable Offering.

         (h) Fair Market Value. Whenever the fair market value of Common Stock is to be determined under the Plan as of a given date, such fair market value shall be determined as the closing bid price per share as listed on the New York Stock Exchange on the last business day preceding the valuation.

         (i) Notices. Every direction, revocation, or notice authorized or required by the Plan shall be deemed delivered to the
                  Corporation: (A) on the date it is personally delivered to the Secretary of the Corporation at its principal executive offices; or (B) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices; and shall be deemed delivered to a Participant: (1) on the date it is personally delivered to him or her, or (2) three (3) business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Corporation.

         (j) Applicable Law. All questions pertaining to the validity, construction and administration of the Plan granted hereunder shall be determined in conformity with the laws of the State of Tennessee.

         (k) Limitations on Sale of Stock Purchased Under the Plan. The Plan is intended to provide Common Stock for long-term investment. The Corporation does not, however, intend to restrict or influence any Employee in the conduct of his or her own affairs. An Employee may, therefore, sell stock purchased under the Plan at any time he or she chooses; provided, however, that because of certain federal income tax requirements each Employee will agree by entering the Plan to give the Corporation prompt notice of any such stock disposed of within two (2) years after the date of grant of the applicable Option showing the number of such shares disposed of, and an appropriate legend requiring such notice shall be placed on the certificate of


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                  Common Stock issued hereunder. The Employee assumes the risk of any market fluctuations in price of such stock.

                  Officers and directors should note that, pursuant to federal securities laws, certain restrictions apply to the number of shares they may sell, the manner of sale, and the timing of sales with respect to the resale of shares acquired under the Plan; therefore, officers and directors must consult with the office of the Senior Vice President of Investor Relations prior to any such sales.


         IN WITNESS WHEREOF, the Corporation has adopted the foregoing instrument as of January 30, 1998.

                                          SAKS INCORPORATED


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ATTEST:


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